Exhibit 10.4

TRADEMARK SECURITY AGREEMENT
(Mountain Valley Spring Company, LLC)

THIS TRADEMARK SECURITY AGREEMENT (“Agreement”), dated as of March 28, 2006, is by and between MOUNTAIN VALLEY SPRING COMPANY, LLC, an Arkansas limited liability company, whose address is 150 Central Avenue, (P.O. Box 1610), Hot Springs National Park, Arkansas 71902, and JPMORGAN CHASE BANK, N.A., a national banking association, whose address is 700 Lavaca, Austin, Texas 78701, Attention: Manager/Commercial Lending Group (“Secured Party”).

WHEREAS, Debtor and Secured Party have entered into that certain Credit Agreement (as amended, restated and supplemented from time to time,, the “Credit Agreement”) of even date herewith;

WHEREAS, Debtor and Secured Party have entered into a Pledge and Security Agreement of even date hereof (as said Security Agreement may be amended, restated, modified, supplemented and in effect from time to time, the “Security Agreement”), which sets forth in more detail certain terms and conditions relating to the matters agreed to herein;

WHEREAS, the Credit Agreement contemplates the execution of this Agreement by the parties hereto and the recordation of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Grant of Security Interest.  Debtor does hereby grant to Secured Party a continuing security interest in all of Debtor’s right, title, and interest in and to all of the following (all of the following being herein collectively referred to as the “Trademark Collateral”), whether presently existing or hereafter arising or acquired, to secure the payment of the Obligations (as defined in the Credit Agreement):

(a)                                  all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, including, without limitation, each trademark listed on Schedule 1 attached hereto (and all amendments, supplements, restatements and modifications thereof or thereto from time to time), and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark;

(b)                                 all licenses or similar arrangements of any of the foregoing, whether as licensee or licensor;

(c)                                  all renewals of any of the foregoing;

(d)                                 all income, royalties, damages, claims and payments now or hereafter due or payable with respect of any of the foregoing, including, without limitation, damages, claims, and payments for past and future infringements thereof;

(e)                                  all rights to sue for past, present, and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing;

(f)                                    all rights corresponding to any of the foregoing throughout the world; and

(g)                                 all products and proceeds of any of the foregoing.

2.                                       Miscellaneous. This security interest is granted in conjunction with the Liens granted to Secured Party pursuant to the Security Agreement. Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement and the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  The terms and provisions hereof are in addition to, and not in limitation of or limited by, those of the Security Agreement, the Credit Agreement and the other Credit Documents.  The attached Schedule 1 is incorporated herein by reference for all purposes.  Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Credit Agreement. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION, THE UNITED STATES TRADEMARK LAWS.  This Agreement shall be binding upon Debtor, and the trustees, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Trademark Collateral, and shall benefit Secured Party and its successors and assigns.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be duly executed by their respective officers thereunto as of the date first set forth above.

“Debtor”

MOUNTAIN VALLEY SPRING COMPANY, LLC, an Arkansas limited liability company

By:	/s/ J. B. SPEED, III
Name:	J.B. Speed, III
Title:	CEO

“Secured Party”

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ KI ALLEN
Name:	Ki Allen
Title:	SVP

Attachment:
Schedule 1 - Trademarks

THE STATE OFARKANSAS	§

COUNTY OF GARLAND	§

This instrument is acknowledged before me on March 28, 2006, by James B. Speed, III, Manager of Mountain Valley Spring Company, LLC, an Arkansas limited liability company, on behalf of said limited liability company.

/s/ ROBIN K. CHRISTENSEN
Notary Public in and for the State of Arkansas

Printed Name:	Robin K. Christensen
My Commission Expires:	11/23/2015

THE STATE OF TEXAS	§
§
COUNTY OF TRAVIS	§

This instrument was acknowledged before me on 3/30, 2006, by Ki Allen, Senior Vice President of JPMorgan Chase Bank, N.A., a national banking association, on behalf of said association.

/s/ CYNTHIA C. ALVARADO
Notary Public in and for the State of Texas
Printed Name:	Cynthia C. Alvarado
My Commission Expires:	04-21-2009

Schedule 1

MOUNTAIN VALLEY

STATE AND FEDERAL TRADEMARKS

March 28, 2006

ID	FILING DATE	YEAR	SERIAL NUMBER	REC DATE	REC NUMBER	OWNER OF MARK	STATUS OF MARK	DESCRIPTION OF MARK
15	JUNE 19	1905	71008565	04/17/1906	0051448	MVW	LIVE 06/26/2006	MOUNTAIN VALLEY-STYLIZED FORM
6	OCT 25	1991	74215607	10/20/1992	1726069	MVW	LIVE	CONSIDER THE SOURCE
7	OCT 25	1991	74215606	09/01/1992	1712284	MVW	LIVE	CONSIDER THE SOURCE
4	NOV 4	1994	74594865	04/16/1996	1967953	MVW	LIVE	MOUNTAIN VALLEY
13	APRIL 7	1995	74857459	01/30/1996	1969792	MVW	LIVE	“WE BRING THE SPRING TO YOUR DOOR”
18	DEC 22	1995	ALABAMA	12/22/1995	106-643	CMW	LIVE 12/22/2015	CLEAR MOUNTAIN NATURAL SPRING WATER
8	FEB 16	1996	75059339	05/13/1997	2060830	MVW	LIVE	DISCOVER THE DIAMOND DIFFERENCE
3	JAN 4	1996	75040114	04/22/1997	2054448	MVW	LIVE	MOUNTAIN VALLEY SPRING
10	FEB 1	1999	75631025	01/04/2000	2306226	MVW	RENEWED 01/05/06	WOODLAND
2	AUG 10	1999	75772291	06/27/2000	2362179	MVW	LIVE	QUENCH YOUR INNER THIRST
9	MAY 15	2000	0	05/15/2010	TM00290094	MVW	RENEWED 05/15/05	ARKANSAS TRADEMARK - DIAMOND
5	FEB 29	2000	75931190	12/05/2000	2508100	MVW	LIVE	DO THE SPRING THING
12	SEPT 7	2001	78083058	06/18/2002	2582435	CMW	LIVE	CLEAR MOUNTAIN NATURAL SPRING WATER
16	APRIL 10	1996	75086804	03/27/1997	2064853	MVW	LIVE	NOTHING COULD BE FINER